                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-12

                          ONE VOICE TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

Introduction................................................................. 1

Outstanding Securities and Voting Rights..................................... 1

Questions and Answers About the Meeting and Voting........................... 2

Security Ownership of Certain Beneficial Owners and Management............... 5

Directors, Executive Officers and Key Employees.............................. 5

Indebtedness of Executive Officers and Directors............................. 6

Family Relationships......................................................... 6

Legal Proceedings............................................................ 6

The Board of Directors and Corporate Governance.............................. 7

Executive Compensation and Related Matters...................................10

Section 16(a) Beneficial Ownership Reporting Compliance......................12

Report of the Compensation Committee on Executive Compensation...............13

      Item 1:  Election of Directors.........................................13

      Item 2:  Increase of Authorized Shares.................................15

      Item 3: Ratification of the Appointment of Independent Auditors........16

Form 10-KSB..................................................................17

Deadline for Future Proposals of Stockholders................................17

Other Matters Which May Come Before the Annual Meeting.......................17

Solicitation of Proxies......................................................18

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                          ONE VOICE TECHNOLOGIES, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held July 13, 2006

TO THE STOCKHOLDERS OF ONE VOICE TECHNOLOGIES, INC.:

     You are cordially invited to the 2006 Annual Meeting of Stockholders of One Voice Technologies, Inc., which will be held at Embassy Suites Hotel, 4550 La Jolla Village Drive, San Diego, California 92122, on Thursday, July 13, 2006 beginning at 10:00 a.m., local time. The Annual Meeting will be held for the following purposes:

     1. To elect three members to our Board of Directors, each to hold office until the 2007 Annual Meeting and until his successor is elected and qualified (Proposal 1);

     2. To amend our Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share (the "Common Stock"), of the Company from 990,000,000 shares to 1,290,000,000 shares (Proposal 2);

     3. To consider, approve and ratify the appointment of Peterson & Company, LLP as our independent auditors for the fiscal year ending December 31, 2006 (Proposal 3); and

     4. To transact such other business as may properly come before the meeting or any postponements or adjournments of the meeting.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

     These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" each of the proposals. The Company intends to mail the Annual Report, Proxy Statement and Proxy enclosed with this notice on or about June 6, 2006, to all stockholders entitled to vote at the Annual Meeting. If you were a stockholder of record of our common stock on May 15, 2006, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

     We hope that you will use this opportunity to take an active part in our affairs by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the meeting.

                               BY ORDER OF THE BOARD OF DIRECTORS

                               DEAN WEBER
                               CHAIRMAN OF THE BOARD, PRESIDENT AND
                               CHIEF EXECUTIVE OFFICER

La Jolla, California
June 6, 2006

STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. A STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IF A STOCKHOLDER RECEIVES MORE THAN ONE PROXY CARD BECAUSE HE OR SHE OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.

                          ONE VOICE TECHNOLOGIES, INC.
                        4275 EXECUTIVE SQUARE, SUITE 200
                           LA JOLLA, CALIFORNIA 92037
                                 (858) 552-4466

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                  JULY 13, 2006

                                  INTRODUCTION

     This Proxy Statement is furnished to the stockholders by the Board of Directors of One Voice Technologies, Inc., for solicitation of proxies for use at the 2006 Annual Meeting of Stockholders to be held at Embassy Suites Hotel, 4550 La Jolla Village Drive, San Diego, California 92122, on Thursday, July 13, 2006, at 10:00 a.m., local time, and at any and all adjournments of the meeting.

     The purpose of the Annual Meeting and the matters to be acted upon are set forth in the following Proxy Statement. As of the date of this Proxy Statement, our Board of Directors knows of no other business which will be presented for consideration at the Annual Meeting. A stockholder giving a proxy pursuant to this solicitation may revoke it at any time before it is exercised by submitting a duly executed proxy bearing a later date or by delivering to our Secretary a written notice of revocation prior to the Annual Meeting, or by appearing at the meeting and expressing a desire to vote his or her shares in person. Subject to such revocation, all shares represented by a properly executed proxy received prior to or at the Annual Meeting will be voted by the proxy holders whose names are set forth in the accompanying proxy in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted "FOR" the election of the nominees for director and "FOR" each other matter set forth in this Proxy Statement. If any other business properly comes before the meeting, votes will be cast in accordance with the proxies in respect of any such other business in accordance with the judgment of the persons acting under the proxies.

     It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed proxy will commence on or about June 6, 2006.

                    OUTSTANDING SECURITIES AND VOTING RIGHTS

     Only stockholders of record at the close of business on the record date of May 15, 2006 are entitled to notice of and to vote at the Annual Meeting. At that date there were 471,507,020 outstanding shares of our common stock, par value $.001 per share, and no outstanding shares of our preferred stock, par value $.001 per share, our only outstanding voting securities. At the Annual Meeting, each share of common stock will be entitled to one vote.

     The representation, in person or by properly executed proxy, of the holders of a majority of the voting power of the shares of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the meeting. Stockholders are not entitled to cumulate their votes. Abstentions and broker non-votes (shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. In the election of directors, holders of Common Stock are entitled to elect three directors with the three candidates who receive the highest number of affirmative votes being elected. Votes against a candidate and broker non-votes have no legal effect. In matters other than the election of directors, abstentions have the effect of votes against a proposal in tabulations of the votes cast on proposals presented to stockholders, while broker non-votes do not have any effect for purposes of determining whether a proposal has been approved.

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                           QUESTIONS AND ANSWERS ABOUT
                          ABOUT THE MEETING AND VOTING

1.   WHAT IS A PROXY?

     It is your legal designation of another person to vote the stock that you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Dean Weber, our Chairman of the Board, President and Chief Executive Officer, has been designated as proxy for the 2006 Annual Meeting of Stockholders.

2.   WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

     The record date for the 2006 Annual Meeting of Stockholders is May 15, 2006. The record date is established by our Board of Directors as required by Nevada law and our By-laws. Stockholders of record (registered stockholders and street name holders) at the close of business on the record date are entitled to:

     (a)  receive notice of the meeting; and

     (b) vote at the meeting and any adjournments or postponements of the meeting.

3. WHAT IS THE DIFFERENCE BETWEEN A REGISTERED STOCKHOLDER AND A STOCKHOLDER WHO HOLDS STOCK IN STREET NAME?

     If your shares of stock are registered in your name on the books and records of our transfer agent, you are a registered stockholder.

     If your shares of stock are held for you in the name of your broker or bank, your shares are held in street name. The answer to Question 14 describes brokers' discretionary voting authority and when your bank or broker is permitted to vote your shares of stock without instructions from you.

4. WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK OR SERIES A STOCK?

     (a)  In Writing:

          All stockholders of record can vote by mailing in their completed proxy card (in the case of registered stockholders) or their completed vote instruction form (in the case of street name holders).

     (b)  In Person:

          All stockholders may vote in person at the meeting (unless they are street name holders without a legal proxy).

5.   HOW CAN I REVOKE A PROXY?

     You can revoke a proxy prior to the completion of voting at the meeting by:

     (a)  giving written notice to our Secretary;

     (b)  delivering a later-dated proxy; or

     (c)  voting in person at the meeting.


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6.   ARE VOTES CONFIDENTIAL? WHO COUNTS THE VOTES?

     We will hold the votes of each stockholder in confidence from directors, officers and employees except:

     (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against us;

     (b)  in case of a contested proxy solicitation;

     (c) if a stockholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or

     (d) to allow the independent inspectors of election to certify the results of the vote.

7. WHAT ARE THE VOTING CHOICES WHEN VOTING ON DIRECTOR NOMINEES, AND WHAT VOTE IS NEEDED TO ELECT DIRECTORS?

     When voting on the election of director nominees to serve until the 2007 Annual Meeting of Stockholders, stockholders may:

     (a)  vote in favor of all nominees;

     (b)  vote to withhold votes as to all nominees; or

     (c)  withhold votes as to specific nominees.

     Directors will be elected by a plurality of the votes cast.

     Our Board recommends a vote "FOR" all of the nominees.

8. WHAT ARE THE VOTING CHOICES WHEN VOTING ON THE APPROVAL OF THE INCREASE IN OUR AUTHORIZED SHARES OF COMMON STOCK FROM 990,000,000 TO 1,290,000,000 SHARES, AND WHAT VOTE IS NEEDED TO APPROVE?

     When voting on the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share, of the Company from 990,000,000 shares to 1,290,000,000 shares, stockholders may:

     (a)  vote in favor of the amendment;

     (b)  vote against the amendment; or

     (c)  abstain from voting on the amendment.

     The amendment will be approved if the votes cast "FOR" are a majority of the votes present at the meeting. The Board recommends a vote "FOR" the amendment.

9. WHAT ARE THE VOTING CHOICES WHEN VOTING ON THE RATIFICATION OF THE SELECTION OF PETERSON & COMPANY, LLP, AND WHAT VOTE IS NEEDED TO RATIFY ITS SELECTION?

     When voting on the ratification of the selection of Peterson & Company, LLP as our independent auditors, stockholders may:

     (a)  vote in favor of the ratification;

     (b)  vote against the ratification; or


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     (c)  abstain from voting on the ratification.

     The selection of the independent auditors will be ratified if the votes cast "FOR" are a majority of the votes present at the meeting. The Board recommends a vote "FOR" this proposal.

10. WHAT IF A STOCKHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

     Stockholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, proxies which are signed and returned will be voted FOR the election of all director nominees, FOR the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.001 per share, of the Company from 990,000,000 shares to 1,290,000,000 shares, and FOR the proposal to ratify the selection of Peterson & Company, LLP.

11.  WHO IS ENTITLED TO VOTE?

     You may vote if you owned stock as of the close of business on May 15, 2006. Each share of our common stock is entitled to one vote. As of May 15, 2006, we had 471,507,020 shares of common stock outstanding.

12.  WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     It means that you have multiple accounts with brokers or our transfer agent. Please vote all of these shares. We recommend that you contact your broker or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Corporate Stock Transfer, Inc., 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209, or you can reach Corporate Stock Transfer at (303) 282-4800.

13.  WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

     If your shares are registered in your name, they will not be voted unless you submit your proxy card, or vote in person at the meeting. If your shares are held in street name, your bank, brokerage firm or other nominee, under some circumstances, may vote your shares.

     Brokerage firms, banks and other nominees may vote customers' unvoted shares on "routine" matters. Generally, a broker may not vote a customer's unvoted shares on non-routine matters without instructions from the customer and must instead submit a "broker non-vote." A broker non-vote is counted toward the shares needed for a quorum, but it is not counted in determining whether a matter has been approved.

14.  ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

     Broker non-votes will not be included in vote totals and will not affect the outcome of the vote. In matters other than the elections of directors, abstentions have the effect of votes against a proposal in tabulations of the votes cast on proposals presented to stockholders.

15.  HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

     To hold the meeting and conduct business, a majority of our outstanding voting shares as of May 15, 2006 must be present at the meeting. On this date, a total of 471,507,020 shares of our common stock were outstanding and entitled to vote. Shares representing a majority, or 235,753,511 votes, must be present. This is called a quorum.

     Votes are counted as present at the meeting if the stockholder either:

     (a)  Is present and votes in person at the meeting, or

     (b)  Has properly submitted a proxy card.


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

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as to the shares of our common stock beneficially owned as of June 5, 2006 by (i) each person known to us to be the beneficial owner of more than 5% of our common stock; (ii) each director and nominee for director; (iii) each executive officer; and (iv) all of our directors and executive officers as a group. Unless otherwise indicated in the footnotes following the table, the persons as to whom the information is given had sole voting and investment power over the shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address of each person shown is c/o One Voice Technologies, 4275 Executive Square, Suite 200, La Jolla, California 92037.

     We believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

     A person is deemed to be the beneficial owner of securities that can be acquired by him within 60 days from June 5, 2006 upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person, and which are exercisable within 60 days of June 5, 2006 have been exercised and converted.


       NAME AND ADDRESS OF                                           PERCENT OF
        BENEFICIAL OWNER            AMOUNT BENEFICIALLY OWNED (1)     CLASS (1)
---------------------------------   -----------------------------  -------------
Dean Weber (2)                                12,473,800                2.66%
IVantage, Inc.(2)                              900,200                    *
James Hadzicki                                2,782,300                   *
Rahould Sharan                                1,386,000                   *
Bradley J. Ammon                               959,000                    *
Jocobo Kaloyan                                20,735,000                4.49%
All Officers and Directors as                 18,501,300                3.95%
a group (4 persons)

---------------
*Less than one percent.

(1) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of June 5, 2006 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2) IVantage, Inc. is wholly owned by Dean Weber, Chairman of the Board, CEO, and President of our company. Mr. Weber is the beneficial owner of the 900,200 shares in the name of IVantage, Inc. and those shares are also included in the amount presented in this table for Mr. Weber.


                               EXECUTIVE OFFICERS

     The following table sets forth the names and ages of our executive officers during fiscal 2005.

     NAME                  AGE        POSITION
     ----                  ---        --------
     Dean Weber             43        Chairman of the Board, President and
                                      Chief Executive Officer; Director
     James Hadzicki         44        Chief Financial Officer


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EXECUTIVE OFFICERS

DEAN WEBER, CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER; DIRECTOR.

     DEAN WEBER brings an extensive background to our company with over 20 years of technology and management experience. He is responsible for developing our strategic vision and pioneering our products, patented technology and business strategies. He was elected to our Board of Directors in July of 1999 as Chairman. Before founding our company in 1998, Mr. Weber played key roles in many high profile technology companies including Northrop, United Technologies and Xerox. Throughout his career, Mr. Weber has developed a comprehensive knowledge of Human Computer Interaction, Cognitive Science, Artificial Intelligence and Natural Language Processing. Mr. Weber currently has numerous patents in Artificial Intelligence, Natural Language Processing and other related technologies. As our CEO, Mr. Weber has been instrumental in the growth and development of the company, successfully raising over $40 million of funding, taking us public, winning the Deloitte and Touche Technology Fast 50 award, and has been featured in Forbes, Time, and on CNN. Mr. Weber holds a Bachelor of Science degree in Computer Science from Central Connecticut State University.

JAMES HADZICKI; CHIEF FINANCIAL OFFICER.

     JAMES HADZICKI has been our Vice President of Operations since June 2002. From January 2000 to June of 2002, Mr. Hadzicki served as Director of Operations for our company. Mr. Hadzicki is actively involved in all financial, administrative and operational decisions regarding accounting, quarterly and annual audits, public filings and SEC activities. Prior to joining our team, James served as the United States Directing Manager for HPK, a multi-national marketing company. In this role, Jim opened and oversaw seven regional offices throughout the U.S. and led many key promotional efforts with major retailers, including Wal-Mart, K-Mart, and Target. Mr. Hadzicki received a B.S. in New Venture Management/ Entrepreneurial Sciences from the University of Southern California in 1984.

                INDEBTEDNESS OF EXECUTIVE OFFICERS AND DIRECTORS

     No executive officer, director or any member of these individuals' immediate families or any corporation or organization with whom any of these individuals is an affiliate is or has been indebted to us since the beginning of our last fiscal year.

                              FAMILY RELATIONSHIPS

     There are no family relationships among our executive officers and directors.

                                LEGAL PROCEEDINGS

     There has been no bankruptcy, receivership or similar proceedings.

     There have been no material reclassifications, mergers, consolidations, or purchase or sale of a significant amount of assets not in the ordinary course of business.

     As previously disclosed to the public in our reports filed with the Securities and Exchange Commission, we were the subject of a legal proceeding in the San Diego County Superior Court (the "Court") entitled La Jolla Cove Investors, Inc. ("La Jolla") vs. One Voice Technologies, Inc., Case No. GIC850038 (the "Action") which was filed with the Court for an unspecified amount of damages. La Jolla held our convertible debentures related to our past financings. La Jolla claimed that we failed to honor its conversion notices resulting in damages. La Jolla filed a similar suit in 2004 and dismissed the suit after we transferred shares pursuant to conversion notices and an interim settlement agreement. In particular, we agreed to and did register 8,425,531 shares of our common stock to honor the past conversion notice and an additional 8,425,531 shares pursuant to such interim settlement agreement. Part of the resolution of the first lawsuit restrained La Jolla from tendering additional conversion notices for a specified period of time. During that time period, La Jolla requested that we amend the terms of the outstanding debentures, but we refused to do so. We tendered back the outstanding debenture amounts to La Jolla on two occasions. We secured alternative financing and did not honor further conversion notices from La Jolla. The Action was thereafter commenced by La Jolla.

     On January 6, 2006, La Jolla and the Company entered into a Settlement Agreement and Mutual Release (the "Settlement Agreement") in which La Jolla and we agreed to forever settle, resolve and dispose of all claims, demands and causes of action asserted, existing or claimed to exist between the parties because of or in any way related to the Action. Under the Settlement Agreement, La Jolla and the Company agreed that the parties shall bear their own costs and attorney's fees associated with the Action. In addition, we agreed to pay to La
Jolla:

     o 10,000,000 restricted shares of our common stock upon the execution of the Settlement Agreement;
     o    $300,000 was paid on May 5, 2006; and
     o    $400,000 within 150 days of the date of the Settlement Agreement.

     Interest shall accrue on the $700,000 unpaid balance at 8% per annum commencing on the date of the Settlement Agreement until paid in full. If any payment is not made within 30 days of its due date, La Jolla may enter a judgment against us for the then unpaid balance, plus accrued interest and $100,000, upon the filing of a declaration of default by La Jolla.

     In exchange for the aforementioned settlement payments, La Jolla shall cause a request for dismissal with prejudice to be filed with the Court which will dismiss the Action subject to our compliance with the terms of the Settlement Agreement.

                 THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

     Our Board of Directors is responsible for establishing broad corporate policies and for overseeing our overall management. In addition to considering various matters which require Board approval, the Board provides advice and counsel to, and ultimately monitors the performance of, our senior management.

     The Board, its committees and our management strive to perform and fulfill their respective duties and obligations in a responsible and ethical manner. The Board and the Audit and Nominations and Governance Committees each perform annual self-evaluations. We have adopted a comprehensive Code of Business Conduct and Ethics for all directors, officers and employees. The Code of Business Conduct and Ethics is incorporated by reference to our Form 10-KSB for the fiscal year ended December 31, 2005, filed with the Securities and Exchange Commission on April 17, 2006.

     The Board of Directors has one regularly scheduled meeting each year, immediately after and at the same place as the annual meeting of shareholders. During 2005, the Board of Directors met 5 times. To the extent that a nominee was a member of the Board of Directors in 2005, each nominee for director attended 100% of the Board of Directors meetings. While we do not have a formal policy requiring members of the Board to attend the Annual Meeting of Stockholders, we strongly encourage all directors to attend.

COMMITTEES OF THE BOARD

     AUDIT COMMITTEE. As set forth in the Audit Committee Charter adopted by the Board of Directors, a copy of which is included in the Company's Definitive Proxy Statement filed with the SEC on November 29, 2001 as Exhibit A, the primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (1) the financial information provided to shareholders and others, (2) systems of internal controls established by management and the Board of Directors and (3) the audit process. The primary function of the Compensation Committee is to establish and administer our executive compensation programs. Mr. Bradley J. Ammon is a member of both committees and is "independent" as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards.

     REPORT OF THE AUDIT COMMITTEE. The Audit Committee has reviewed the Company's audited financial statements for fiscal 2005 and discussed them with management.

     The Company's independent auditors, Peterson & Company, LLP, have discussed with the Audit Committee matters such as the auditors' role and responsibility in connection with an audit of the Company's financial statements, significant accounting policies, the reasonableness of significant judgments and accounting estimates, significant audit adjustments, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

     The Audit Committee has received from Peterson & Company, LLP written disclosures regarding all relationships between Peterson & Company, LLP and its related entities and the Company and its related entities that in the professional judgment of Peterson & Company, LLP may reasonably be thought to bear on independence. Peterson & Company, LLP has confirmed that, in its professional judgment, it is independent of the Company within the meaning of the Securities Act of 1933, as amended, and the Audit Committee has discussed such matters with Peterson & Company, LLP.

     The Audit Committee, based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

     Director Bradley J. Ammon serves as the sole member of the Company's Audit Committee. The Board of Directors believes that Mr. Ammon qualifies as an "Audit Committee Financial Expert" as that term is defined by applicable SEC rules.

     The Audit Committee conducted two formal meetings and conferred on an informal basis on numerous occasions in 2005.

     GOVERNANCE AND NOMINATING COMMITTEE. The Board of Directors has established a Governance and Nominating Committee for purposes of nominating directors and for all other purposes outlined in the Governance and Nominating Committee Charter, including nominees submitted to the Board of Directors by shareholders. The Governance and Nominating Committee is composed of Bradley Ammon. The Board has determined that each of the members of the Governance and Nominating Committee is unrelated, an outside member with no other affiliation with the Company and independent as defined by the American Stock Exchange.

NOMINATION OF DIRECTORS

     As provided in its charter and our company's corporate governance principles, the Governance and Nominating Committee is responsible for identifying individuals qualified to become directors. The Governance and Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Governance and Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating and Corporate Governance Committee considers the entirety of each candidate's credentials.

     Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

     o    high personal and professional ethics and integrity;

     o    the ability to exercise sound judgment;

     o    the ability to make independent analytical inquiries;

     o a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

     o    the appropriate and relevant business experience and acumen.

     In addition to these minimum qualifications, the Governance and Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

     o whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

     o whether the person's nomination and election would enable the Board to have a member that qualifies as an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission (the "SEC") in Item 401 of Regulation S-K;

     o whether the person would qualify as an "independent" director under the listing standards of the American Stock Exchange;

     o the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

     o the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

     Governance and Nominating Committee will consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Governance and Nominating Committee must comply with the following:

     o The recommendation must be made in writing to the Corporate Secretary, Dean Weber.

     o The recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person's ownership of the Company's common stock.

     o The recommendation shall also contain a statement from the recommending shareholder in support of the candidate; professional references, particularly within the context of those relevant to Board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references.

     o A statement from the shareholder nominee indicating that such nominee wants to serve on the Board and could be considered "independent" under the Rules and Regulations of the American Stock Exchange and the Securities and Exchange Commission ("SEC"), as in effect at that time.

     All candidates submitted by stockholders will be evaluated by the Governance and Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

     The Nominations and Governance Committee conducted one formal meeting and conferred on an informal basis on numerous occasions in 2005.

DIRECTOR COMPENSATION

     We do not pay compensation for service as a director to persons employed by us. Non-employee directors receive $1,000 for each meeting of the Board of Directors they attend. We pay all out-of-pocket expenses of attendance by directors at the meetings.

EXECUTIVE COMPENSATION AND RELATED MATTERS

     The following table sets forth the cash compensation (including cash bonuses) paid or accrued by us for our years ended December 31, 2005, 2004 and 2003 to our Chief Executive Officer and our four most highly compensated officers other than the Chief Executive Officer at December 31, 2005.

                                             SUMMARY COMPENSATION TABLE


                                            ANNUAL COMPENSATION            LONG TERM COMPENSATION
                                         --------------------------  ---------------------------------
                                                                             AWARDS            PAYOUTS
                                                                     ------------------------  -------

                                                                     SECURITIES    RESTRICTED
                                                           OTHER     UNDERLYING    SHARES OR
                                                           ANNUAL      OPTIONS/    RESTRICTED            ALL OTHER
                                                           COMPEN-       SARS         SHARE      LTIP     COMPEN-
NAME AND PRINCIPAL POSITION       YEAR    SALARY   BONUS   SATION(1)  GRANTED (#)     UNITS     PAYOUTS   SATION
-------------------------------------------------------------------------------------------------------------------
Dean Weber, President and         2005  $ 277,000    -         -           -            -          -         -
Chief Executive Officer           2004  $ 252,000    -         -           -            -          -         -
                                  2003  $ 241,629    -         -           -            -          -         -

James Hadzicki, Chief             2005  $ 136,250    -         -           -            -          -         -
Financial Officer                 2004    120,000    -         -           -            -          -         -
                                  2003    113,123    -         -           -            -          -         -

Rahoul Sharan, Former Chief       2005  $  84,636    -         -           -            -          -         -
Financial Officer (1)             2004    142,500    -         -           -            -          -         -
                                  2003     84,636    -         -           -            -          -         -

(1) Resigned as our Chief Financial Officer on December 30, 2005.

OPTIONS/SAR GRANTS IN THE LAST FISCAL YEAR

     No individual grants of stock options, whether or not in tandem with stock appreciation rights ("SARs") and freestanding SARs have been made to any executive officer or any director during our fiscal year ended December 31, 2005.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

     No individual exercises of stock options, whether or not in tandem with stock appreciation rights ("SARs") and freestanding SARs have been made by executive officer or any director during our fiscal year ended December 31, 2005.

LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

     We had no long-term incentive plans and made no stock awards during our fiscal year ended December 31, 2005.

     On July 29, 2005 the Company adopted the 2005 Stock Incentive Plan and reserved 60,000,000 shares of the Company's common stock for issuance under the 2005 Plan.

AMENDED AND RESTATED 1999 STOCK OPTION PLAN

     Our Amended and Restated 1999 Stock Option Plan (the 1999 Plan) authorizes us to grant to our directors, employees, consultants and advisors both incentive and non-qualified stock options to purchase shares of our Common Stock. As of December 31, 2001, our Board of Directors had reserved 3,000,000 shares for issuance under the 1999 Plan, of which 1,900,500 shares were subject to outstanding options and 1,099,500 shares remained available for future grants. Our Board of Directors or a committee appointed by the Board (the Plan Administrator) administers the 1999 Plan. The Plan Administrator selects the recipients to whom options are granted and determines the number of shares to be awarded. Options granted under the 1999 Plan are exercisable at a price determined by the Plan Administrator at the time of the grant, but in no event will the option price for any incentive stock option be lower than the fair market value for our Common Stock on the date of the grant. Options become exercisable at such times and in such installments as the Plan Administrator provides in the terms of each individual option agreement. In general, the Plan Administrator is given broad discretion to issue options and to accept a wide variety of consideration (including shares of our Common Stock and promissory notes) in payment for the exercise price of options. The 1999 Plan was authorized by the Board of Directors and stockholders.

2005 STOCK INCENTIVE PLAN

     On July 29, 2005 the Company adopted the 2005 Stock Incentive Plan and reserved 60,000,000 shares of the Company's common stock for issuance under the 2005 Plan. Two types of options may be granted under the 2005 Plan: (1) Incentive Stock Options (also known as Qualified Stock Options) which may only be issued to employees of the Company and whereby the exercise price of the option is not less than the fair market value of the common stock on the date it was issued under the Plan; and (2) Nonstatutory Stock Options which may be issued to either employees or consultants of the Company and whereby the exercise price of the option is greater than 85% of the fair market value of the common stock on the date it was issued under the plan. Grants of options may be made to employees and consultants without regard to any performance measures. All options issued pursuant to the Plan vest at a rate of at least 20% per year over a 5-year period from the date of the grant or sooner if approved by the Board of Directors. All options issued pursuant to the Plan are nontransferable and subject to forfeiture. In addition, Stock Awards and restricted Stock Purchase Offers may be granted under the 2005 Stock Incentive Plan.

EMPLOYMENT AGREEMENT

     On February 15, 2006, we entered into an Employment Agreement with Dean Weber, our Chief Executive Officer. Pursuant to the Employment Agreement, we will employ Mr. Weber unless the Agreement is terminated by either party as set forth therein. Mr. Weber will be paid an annual base salary of $282,000 (the "Base Salary"). In addition, Mr. Weber will be eligible to earn an annual cash bonus as may be deemed appropriate by our Board of Directors. Further, Mr. Weber may be awarded incentive stock options pursuant to the Company's stock option plan as may be deemed appropriate by our Board of Directors.

     If the Employment Agreement is terminated as set forth therein, Mr. Weber will be entitled to a severance package equal to no more than 100% of his Base Salary for up to two years after the date of termination. In addition, all unvested stock options shall immediately vest on the date of termination. During the term of his employment, Mr. Weber will be subject to non-competition and non-solicitation provisions, subject to standard exceptions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     There were no material related transactions which we entered into during the past two fiscal years.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     During the year ended December 31, 2005, there were certain directors, officers or beneficial owners of more than 10 percent of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act that failed to file on a timely basis, reports required by Section 16(a) of the Exchange Act during the year ended December 31, 2005. With the exception of the Form 4 filed for Dean Weber on December 5, 2005, none of our officers or Directors have filed form 4's which they were required to file for fiscal year ended December 31, 2005. The aforementioned is based solely upon a review of Form 3, Form 4 and Form 5 filings furnished to the Company during the year ended December 31, 2005, certain written representations and shareholders who, to the best of our knowledge, hold 10 percent or more of our shares.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     Pursuant to our Certificate of Incorporation, the holders of our common stock may elect our 3 directors. All nominees have advised us that they are able and willing to serve as directors. However, if any nominee is unable to or for good cause will not serve, the persons named in the accompanying proxy will vote for any other person nominated by our Board of Directors.

     Except as set forth below, no arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a director or nominee.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
                          OF THE NOMINEES LISTED BELOW.

     The following table sets forth the names and ages of the nominees of our Board of Directors.

                   NAME                         AGE
                   ----                         ---
                   Dean Weber                    43
                   Rahoul Sharan                 44
                   Bradley J. Ammon              42

     The principal occupations for the past five years (and, in some instances, for prior years) of each of our directors are as follows:

DEAN WEBER, CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER; DIRECTOR.

     Dean Weber brings an extensive background to One Voice with over 20 years of technology and management experience. He is responsible for developing the company's strategic vision and pioneering its products, patented technology and business strategies. He was elected to our Board of Directors in July of 1999 as Chairman. Before founding One Voice in 1998, Mr. Weber played key roles in many high profile technology companies including Northrop, United Technologies and Xerox. Throughout his career, Mr. Weber has developed a comprehensive knowledge of Human Computer Interaction, Cognitive Science, Artificial Intelligence and Natural Language Processing. Mr. Weber currently has numerous patents in Artificial Intelligence, Natural Language Processing and other related technologies. As CEO of One Voice, Mr. Weber has been instrumental in the growth and development of the company, successfully raising over $40 million of funding, taking One Voice public, winning the Deloitte and Touche Technology Fast 50 award, and has been featured in Forbes, Time, and on CNN. Mr. Weber holds a Bachelor of Science degree in Computer Science from Central Connecticut State University.

RAHOUL SHARAN, DIRECTOR.

     Rahoul Sharan brings over 18 years of finance and accounting experience to One Voice. He was elected to our Board of Directors in July of 1999. Prior to joining the One Voice team, Mr. Sharan was a partner of the S&P Group, which specializes in investment financing for venture capital projects, real estate development and construction. At S&P Group, Mr. Sharan led the successful financing efforts for over 15 companies in several industries. Mr. Sharan was also the President of KJN Management Ltd., which provides a broad range of administrative, management and financial services. He also worked in public accounting for six years with Coopers & Lybrand. At C&L, Mr. Sharan worked in both the tax and audit groups for a wide variety of large and small clients. Mr. Sharan holds a Bachelor of Commerce degree from the University of British Columbia and is a member of the Institute of Chartered Accountants of British Columbia.

BRADLEY J. AMMON, DIRECTOR.

     Bradley J. Ammon is a tax attorney in the Washington, D.C. office of Deloitte Tax LLP. Mr. Ammon specializes in international tax planning, including restructuring of international operations, domestic mergers and acquisitions, and developing business plans to minimize worldwide taxation. Prior to joining the firm, Mr. Ammon was with SAIC as an International Tax Manager. He previously was with KPMG, LLP in the International Corporate Services department since 1998 where his principal practice consisted of clients in the information, communications and entertainment ("ICE") industry. Prior to joining KPMG, Mr. Ammon worked from 1995 to 1998 at Deloitte & Touche, LLP in their tax services department where he provided corporate, partnership, and personal tax and business planning services to clients. Mr. Ammon also worked several years as a staff accountant where his responsibilities included the compilation and consolidation of monthly financial statements for multiple subsidiaries. Mr. Ammon has a Juris Doctor and a Master's of Law in taxation (LL.M.) from the University of San Diego, and received his undergraduate degree from the University of California, San Diego. He is admitted to the California Bar. Mr. Ammon is a member of our Audit Committee and Compensation Committee and was appointed to our Board on June 9, 2000.

        PROPOSAL 2: AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE
                      OUR AUTHORIZED SHARES OF COMMON STOCK

     Our Board of Directors has unanimously approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock from 990,000,000 to 1,290,000,000. The Company currently has authorized Common Stock of 990,000,000 shares and approximately 471,507,020 are issued and outstanding as of May 15, 2006. The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing, and stock based acquisitions.

INCREASE IN AUTHORIZED COMMON STOCK

     The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

     As of the Record Date, a total of 471,507,020 shares of the Company's currently authorized 990,000,000 shares of Common Stock are issued and outstanding. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

     The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its certificate or incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

     There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE
        CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF
                                  COMMON STOCK.

       PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The Audit Committee has appointed Peterson & Company, LLP to serve as independent auditors for the year ending December 31, 2005. Peterson & Company, LLP has served as our independent auditors since 2004, and is considered by our management to be well qualified.

     The following table sets forth the aggregate fees billed or to be billed to us by Peterson & Company, LLP for the fiscal years ended December 31, 2005 and 2004:

                                            2005           2004
                                          --------       -------
            Audit Fees                    $104,141       $47,737
            Audit-Related Fees                  $0            $0
            Tax Fees                        $4,200        $4,925
            All Other Fees                      $0            $0

     All services performed by Peterson & Company, LLP were pre-approved by the Audit Committee in accordance with its pre-approval policy adopted in 2000. The policy describes the audit, audit-related, tax, and other services permitted to be performed by the independent auditors, subject to the Audit Committee's prior approval of the services and fees.

               THE BOARD RECOMMENDS A VOTE FOR THE APPOINTMENT OF
                PETERSON & COMPANY, LLP AS INDEPENDENT AUDITORS.

                                   FORM 10-KSB

OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IS BEING DELIVERED TO YOU WITH THIS PROXY STATEMENT. IN ADDITION, UPON ORAL OR WRITTEN REQUEST OF ANY PERSON ENTITLED TO VOTE AT THE MEETING, ADDRESSED TO US, ATTENTION: CHIEF EXECUTIVE OFFICER, ONE VOICE TECHNOLOGIES, INC., 4275 EXECUTIVE SQUARE, SUITE 200, LA JOLLA, CALIFORNIA 92307,WE WILL PROVIDE WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT WITHIN ONE (1) BUSINESS DAY OF THE COMPANY'S RECIEPT OF SUCH REQUEST. THE ANNUAL REPORT IS INCORPORATED IN THIS PROXY STATEMENT. YOU ARE ENCOURAGED TO REVIEW THE ANNUAL REPORT TOGETHER WITH SUBSEQUENT INFORMATION FILED BY THE COMPANY WITH THE SEC AND OTHER PUBLICLY AVAILABLE INFORMATION.

                        COMMUNICATIONS WITH STOCKHOLDERS

     Anyone who has a concern about our conduct, including accounting, internal accounting controls or audit matters, may communicate directly with our Chief Executive Officer, or our other officers or directors. Such communications may be confidential or anonymous, and may be submitted in writing addressed care of Chief Executive Officer, One Voice Technologies, Inc., 4275 Executive Square, Suite 200, La Jolla, California 92037. All such concerns will be forwarded to the appropriate directors for their review, and will be simultaneously reviewed and addressed by the proper executive officers in the same way that other concerns are addressed by us.

                  DEADLINE FOR FUTURE PROPOSALS OF STOCKHOLDERS

     Proposals that a stockholder desires to have included in our proxy materials for our 2007 Annual Meeting of Stockholders must comply with the applicable rules and regulations of the Commission, including that any such proposal must be received by our Secretary at our principal office no later than March 10, 2007. It is suggested that such proposals be sent by Certified Mail, Return Receipt Requested. Our By-laws require a stockholder to give advance notice of any business, including the nomination of candidates for the Board of Directors, which the stockholder wishes to bring before a meeting of our stockholders. In general, for business to be brought before an annual meeting by a stockholder, written notice of the stockholder proposal or nomination must be received by our Secretary not more than 180 days prior to the anniversary of the preceding year's annual meeting. With respect to stockholder proposals, the stockholder's notice to our Secretary must contain a brief description of the business to be brought before the meeting and the reasons for conducting such business at the meeting, as well as other information set forth in our By-laws or required by law. With respect to the nomination of a candidate for the Board of Directors by a stockholder, the stockholder's notice to our Secretary must contain certain information set forth in our By-laws about both the nominee and the stockholder making the nominations. If a stockholder desires to have a proposal included in our proxy materials for our 2007 Annual Meeting of Stockholders and desires to have such proposal brought before the same annual meeting, the stockholder must comply with both sets of procedures described in this paragraph. Any required written notices should be sent to One Voice Technologies, Inc., 4275 Executive Square, Suite 200, La Jolla, California 92037
Attn: Chief Executive Officer.

             OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING

     We know of no other matters to be presented at the Annual Meeting, but if any other matters should properly come before the meeting, it is intended that the persons named in the accompanying form of proxy will vote the same in accordance with their best judgment and their discretion, and authority to do so is included in the proxy.

                             SOLICITATION OF PROXIES

     The expense of this solicitation of proxies will be borne by us. Solicitations will be made only by use of the mail except that, if deemed desirable, our officers and regular employees may solicit proxies by telephone, telegraph or personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons and we will reimburse them for their reasonable expenses incurred in this effort.


                                  BY ORDER OF THE BOARD OF DIRECTORS


                                  Mr. Dean Weber
                                  CHAIRMAN OF THE BOARD, PRESIDENT AND
                                  CHIEF EXECUTIVE OFFICER

                                    EXHIBIT 1

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                          ONE VOICE TECHNOLOGIES, INC.

The undersigned, being the President of One Voice Technologies, Inc. a corporation existing under the laws of the State of Nevada, does hereby certify under the seal of the said corporation as follows:

1. The certificate of incorporation of the Corporation is hereby amended by replacing Article Fourth, Section 1, in its entirety, with the following:

     FOURTH: Capital Stock

     1. Classes and Number of Shares. The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications, limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

     The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

         Class            Par Value          Authorized Shares
         -----            ---------          -----------------
         Common           $0.001             1,290,000,000
         Preferred        $0.001                10,000,000

     2. The officers of the Corporation are authorized and directed to take such actions as are necessary in their discretion to effectuate the purposes of each of the above resolutions, including but not limited to the execution, delivery and filing of all necessary certificates, applications and other documents and the payment of all necessary fees in connection therewith.

     3. The number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is ___________ and the foregoing change and amendment has been consented to and approved by the vote of the shareholders of the Corporation holding at least a majority of each class of stock outstanding and entitled to vote thereon

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation, as amended, to be signed by Dean Weber, its President, this __ day of ________ 2006.


                                     ONE VOICE TECHNOLOGIES, INC.


                                     By: ___________________________________
                                         Dean Weber, Chief Executive Officer

                        ANNUAL MEETING OF STOCKHOLDERS OF

                          ONE VOICE TECHNOLOGIES, INC.

                                  July 13, 2006

              -- FOLD AND DETACH HERE AND READ THE REVERSE SIDE --

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                          ONE VOICE TECHNOLOGIES, INC.

The undersigned appoints Dean Weber, as proxy, with the power to appoint his or her substitute, and authorizes him to represent and to vote, as designated on the reverse side hereof, all shares of Common Stock of One Voice Technologies, Inc., held of record by the undersigned at the close of business on May 15, 2006, at the Annual Meeting of Stockholders to be held at 10:00 a.m. on July 13, 2006, at Embassy Suites Hotel, 4550 La Jolla Village Drive, San Diego, California 92122, and at any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)

              -- FOLD AND DETACH HERE AND READ THE REVERSE SIDE --

                                      PROXY

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                                                    WITHHOLD
1.   ELECTION OF DIRECTORS:                               FOR      AUTHORITY
                                                          [ ]         [ ]
(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S
NAME IN THE LIST BELOW)

Nominees are: Dean Weber, Rahoul Sharan and Bradley J. Ammon

2.   PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED        FOR   AGAINST  ABSTAIN
     SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE,   [ ]     [ ]      [ ]
     OF THE COMPANY FROM 990,000,000 SHARES TO
     1,290,000,000 SHARES.

3.   PROPOSAL TO RATIFY APPOINTMENT OF PETERSON &         FOR   AGAINST  ABSTAIN
     COMPANY, LLP AS INDEPENDENT AUDITORS.                [ ]     [ ]      [ ]

4. In their discretion, the proxies are authorized to vote on such other business as may property come before the meeting

                                                              COMPANY ID:
                                                              PROXY NUMBER:
                                                              ACCOUNT NUMBER:

Signature: ________________    Signature: ________________    Date: ____________


NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized persons.